UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05407

                             TRUST FOR CREDIT UNIONS
               (Exact name of registrant as specified in charter)

                               4400 Computer Drive
                              WESTBOROUGH, MA 01581
               (Address of principal executive offices) (Zip code)


                                                  Copies to:
                                                  Mary Jo. Reilly, Esq.
Jay Johnson                                       Drinker Biddle & Reath LLP
Callahan Financial Services, Inc.                 One Logan Square
1001 Connecticut Avenue NW, Suite 1001            18th and Cherry Streets
WASHINGTON, DC 20036                              PHILADELPHIA, PA  19103
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 342-5828

                       Date of fiscal year end: AUGUST 31

                    Date of reporting period: AUGUST 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                         (TRUST FOR CREDIT UNIONS LOGO)

                             MONEY MARKET PORTFOLIO
                    ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                            SHORT DURATION PORTFOLIO

                                  ANNUAL REPORT
                                 AUGUST 31, 2008

     The reports concerning the Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

     TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling I-800-SEC-0330.

AN INVESTMENT IN THE TCU MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios' net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios' units. The Portfolios' investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

     Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

     THIS MATERIAL IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD CONSIDER A PORTFOLIO'S OBJECTIVES, RISKS, AND CHARGES AND EXPENSES, AND READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS.

     Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the unitholders of Trust for Credit Unions (the "Trust"). Its use in connection with any offering of units of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.

TRUST FOR CREDIT UNIONS ("TCU")

     Dear Credit Union Unitholders,

     In this our 20th year, Trust for Credit Unions ("TCU") continues to focus on providing credit unions the ability to diversify their investments into professionally managed mutual funds. As the first family of mutual funds created exclusively by and for credit unions, investments by TCU are strictly limited to those authorized for federal credit unions under National Credit Union Administration regulations. Despite unprecedented volatility and uncertainty in the market, TCU balances increased over the past 12 months to $1.57 billion, reflecting the value of having these investment options available to credit unions.

     August 31 marked the end of the fiscal year for TCU. The interest rate environment changed dramatically during the fiscal year as the Federal Open Market Committee lowered the Federal Funds target rate by 325 basis points to 2.00%. Disruption in the credit markets reached unprecedented levels as the 2009 fiscal year began. The Federal Reserve and Treasury Department continue to work closely together to stabilize markets as we finalize this Annual Report.

     Declining rates resulted in lower yields for the TCU Portfolios during the fiscal year. The rate on the Money Market Portfolio declined from 5.29% on August 31, 2007 to 2.10% on August 31, 2008. The distribution rate on the Ultra-Short Duration Portfolio moved from 4.88% in August 2007 to 2.75% one year later. The distribution rate on the Short Duration Portfolio also declined over this period, from 4.75% to 3.50%.

     Market fluctuations were also reflected in the net asset values (NAVs) of the TCU Portfolios during the year. The NAV of the Ultra-Short Duration Government Portfolio ended the fiscal year where it began, however, at $9.45. The NAV of the Short Duration Portfolio declined from $9.50 to $9.44 over the fiscal year. In a year in which "mark to market" was a challenge in many sectors, the TCU Portfolios continued as normal with NAVs posted daily and funds remaining liquid for unitholders every day.

     Credit unions continue to post solid performance despite the uncertain economy. Growth in both loan and share balances accelerated through the first half of 2008, rising 7.3% and 6.7%, respectively, over the 12 months ended June
30. Investment balances rose 8.6%, topping $226 billion. Sound balance sheets and a focus on members continue to serve credit unions well in today's volatile environment.

     The partnership between the 40 leading credit unions that serve, along with Callahan Financial Services, as TCU administrator and Goldman Sachs Asset Management remains strong as our third decade together begins. In 2008, we welcomed PNC Global Investment Servicing as the provider of certain operational services for TCU. This combination will enhance TCU's ability to provide more options and deliver relevant information to credit union investors.

     We also welcome Stan Hollen, Gene O'Rourke and Joe Peek as new Trustees to our organization. Each brings new perspectives and insights into how we can better serve our unitholders. We want to thank outgoing Trustees Ed Callahan, Tom Condit, Betty Hobbs and Mike Riley for their many years of outstanding contributions to TCU.

     We encourage you to visit our newly launched website, www.TrustCU.com, for the most current information on the Portfolios, including month-end portfolio holdings. We appreciate your investment in Trust for Credit Unions.

Sincerely,


/s/ Charles W. Filson
-------------------------------------
Charles W. Filson
President
Callahan Financial Services, Inc.
and Trust for Credit Unions

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU MONEY MARKET PORTFOLIO

OBJECTIVE

The objective of the TCU Money Market Portfolio ("MMP" or the "Portfolio") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

PERFORMANCE REVIEW

For the one-year period that ended August 31, 2008, the MMP had a one-year simple average yield of 3.36%. This compared to the 3.53% return of the iMoneyNet First Tier - Institutional Only Average ("iMoneyNet benchmark") for the same period.

As of August 31, 2008, the Portfolio had standardized seven-day current and effective yields, with fee waivers, of 2.13% and 2.15%, respectively. As of that date, the Portfolio's standardized seven-day current and effective yields, without fee waivers, would have been 1.94% and 1.96%, respectively. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.

THE YIELDS REPRESENT PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED ABOVE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE. THE YIELD QUOTATIONS MORE CLOSELY REFLECT THE CURRENT EARNINGS OF THE PORTFOLIO. UNLESS OTHERWISE NOTED, PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THEIR ABSENCE, PERFORMANCE WOULD BE REDUCED.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

During the reporting period, the macro backdrop was dominated by the fallout from the housing market crisis, tight credit markets and a deteriorating labor market. These factors weighed heavily on consumers, with consumer sentiment, as measured by the University of Michigan survey, falling to a 50-year low. Credit markets continued to experience unprecedented liquidity lapses as problems in the subprime mortgage market extended into other asset classes and investors flocked to safe investments like government bonds and money market funds. The auction rate market did not come away unscathed, with many failed auctions hitting the market and investors flocking to tax-exempt money market funds.

The headlines were also dominated by the crisis surrounding the solvency of Fannie Mae and Freddie Mac during the month of July, which continued through August and early September. The U.S. government took control of these two government-sponsored entities (GSEs). Both companies were placed in conservatorship that will be run by the Federal Housing Finance Authority
(FHFA). This action by the government provides support for the credit of senior GSE debt and is, therefore, positive for agency debentures and agency-guaranteed mortgage-backed securities.

The biggest move by the Federal Open Market Committee ("FOMC") was in January - a 75 basis point (bps) inter-meeting rate cut, followed shortly thereafter with a 50 bps cut at its regularly scheduled meeting. This inter-meeting move was the largest move since the Committee adopted the practice of changing policy in 1994. The accompanying statement at the January meeting retained bias toward risk of weak growth and the need to watch inflation. Chairman Bernanke's testimony in February recognized the economic outlook had deteriorated (weaker labor market and ongoing correction in the housing market). Inflation was an issue, but did not appear to be his predominant concern. He stated the FOMC will "act in a timely manner as needed to support growth."

The TCU Money Market Portfolio was managed very conservatively during the fiscal year, as a negative credit environment, unprecedented stress in the financial markets and asset volatility weighed heavily on the Portfolio. Despite the FOMC lowering interest rates several times during the period and LIBOR being at historical wide levels versus the Federal Funds rate, we maintained a larger percentage in overnight investments and an overweight in agencies relative to financials. We would expect to maintain a similar structure until the current stress in the market is lifted. Looking ahead, we expect continued economic weakness, benign inflation, higher unemployment and slower growth.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Money Market Portfolio Management Team

PORTFOLIO COMPOSITION
TCU MONEY MARKET PORTFOLIO

AUGUST 31, 2008*

                                   (PIE CHART)

Money Market FEB

Bank Notes                   3.7%
CDs                          4.3%
Repurchase Agreements        8.6%
Time Deposits                8.5%
Variable Rate Obligations    0.0%
U.S. Government Agency      74.9%

AUGUST 31, 2007*

                                   (PIE CHART)

Money Market AUGUST

Bank Notes                   4.8%
CDs                          3.1%
Repurchase Agreements       78.1%
Time Deposits                0.0%
U.S. Government Agency       8.4%
Variable Rate Obligations    5.5%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

OBJECTIVE

The TCU Ultra-Short Duration Government Portfolio ("USDGP" or the "Portfolio") seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the NAV of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP's maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by Merrill Lynch. As of August 31, 2008, the Portfolio's actual duration was 0.87 years, compared to 0.73 years for the Nine-Month Treasury average. (The Nine-Month Treasury average represents an equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Nine-Month Treasury average does not reflect any deduction of fees or expenses.)

PERFORMANCE REVIEW

For the one-year period that ended August 31, 2008, the cumulative total return of USDGP was 4.17% versus the 3.99% and 4.68% cumulative total returns of the Portfolio's benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively.

The Portfolio's net asset value ("NAV") per unit was flat during the review period, closing at $9.45, the same level it closed on August 31, 2007. During the reporting period, the yield on the Six-Month U.S. Treasury Bill Index decreased 232 basis points from 4.28% to 1.93% and the yield on the One-Year U.S. Treasury Note Index decreased 216 basis points from 4.33% to 2.17%. The yield on the Nine-Month Treasury average decreased 224 basis points from 4.31% to 2.07% over the same period. As of August 31, 2008, the Portfolio's standardized 30-day yield was 2.99% and its distribution rate was 2.83%.

The Portfolio's one-year, five-year and ten-year standardized total returns as of June 30, 2008 were 4.77%, 3.50%, and 4.29%, respectively. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) and expense ratio before waivers and expense limitations (gross) are both 0.38%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser or Administrator. If this occurs, the expense ratio may change without shareholder approval.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

Yields on U.S. Treasuries fell dramatically during the fiscal year. The front end of the yield curve steepened significantly as contagion from the mortgage crisis resulted in a global flight to quality and massive deleveraging. Concerns over the government-sponsored enterprises and the stability of the financial sector caused investors to shy away from risky assets. Credit and mortgage-related sector spreads moved to historic all-time wide levels as the markets entered a bout of illiquidity. The Federal Reserve Board (the "Fed") took unprecedented steps to restore liquidity and stave off a financial crisis. During its October and December 2007 meetings, the Fed moved to cut the Fed Funds rate and discount rate by 25 basis points (bps) each. On December 21, 2007 the Fed made a concerted effort to inject liquidity in the market through the establishment of a temporary Term Auction Facility (TAF). In April 2008, the Fed again cut the discount rate and the target Fed Funds rate each by 25 bps, citing continued weakness in economic activity. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns. Overall, the yield on the 10-year Treasury declined 85 basis points to end the fiscal year at 3.81%.

A combination of top-down and bottom-up strategies impacted the Portfolio's performance over the period. Tactical management of the Portfolio's duration was a negative contributor over the fiscal year. Specifically, our underweight positioning in the front-end of the yield curve detracted from performance as short-term rates rallied significantly.

Performance also came under pressure as the spill-over effect from the deterioration in the mortgage market resulted in broad-based and indiscriminate selling. The Portfolio's exposure to the mortgage-backed sector was the key detractor from performance during the fiscal year. The sector continued to significantly underperform due to the slowdown in the housing market, illiquidity and forced selling by leveraged investors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

                       THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

AUGUST 31, 2008*

                                   (PIE CHART)

Ultra Short Sector FEB

Agency Debentures                   17.5%
ARMs                                18.2%
CMOs                                 4.5%
Fixed Rate Mortgage Pass-Throughs    9.1%
Repurchase Agreements                6.7%
U.S. Treasury                       43.8%

AUGUST 31, 2007*

                                   (PIE CHART)

Ultra Short Sector AUGUST

Agency Debentures                   15.6%
ARMs                                21.5%
CMOs                                13.4%
Fixed Rate Mortgage Pass-Throughs    3.1%
Repurchase Agreements               24.1%
U.S. Treasury                       22.1%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

AUGUST 31, 2008*

                                   (PIE CHART)

Ultra Short Issuer FEB

Agency Debentures       17.5%
FHLMC                    3.6%
FNMA                    25.8%
GNMA                     2.4%
Repurchase Agreements    6.7%
U.S. Treasury           43.8%

AUGUST 31, 2007*

                                   (PIE CHART)

Ultra Short Issuer AUGUST

Agency Debentures       15.6%
FHLMC                    7.7%
FNMA                    25.8%
GNMA                     4.5%
Repurchase Agreements   24.1%
U.S. Treasury           22.1%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

INVESTMENT ADVISER'S DISCUSSION AND ANALYSIS
TCU SHORT DURATION PORTFOLIO

OBJECTIVE

The TCU Short Duration Portfolio ("SDP" or the "Portfolio") seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Index as reported by Merrill Lynch. As of August 31, 2008, the Portfolio's actual duration was 1.93 years, versus 1.86 years for its benchmark.

PERFORMANCE REVIEW

The Portfolio's cumulative total return for the one-year period ended August 31, 2008, was 3.83%, versus a 3.84% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio's net asset value per unit decreased during the review period, closing at $9.44, versus $9.50 on August 31, 2007, which is consistent with the rising interest rate environment. During the reporting period, the yield on the Portfolio's benchmark decreased 184 basis points from 4.20% to 2.36%. Net asset value movements reflect, among other things, the Portfolio's duration of 1.93 years, as well as the impact of market forces, including interest rates. As of August 31, 2008, the Portfolio's standardized 30-day yield was 4.36% and its distribution rate was 3.69%.

The Portfolio' s one-year, five-year and ten-year standardized total returns as of June 30, 2008, were 4.60%, 3.33% and 4.68%, respectively. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio's net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

The Portfolio's current expense ratio after waivers and expense limitations
(net) and expense ratio before waivers and expense limitations (gross) are both 0.38%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser or Administrator. If this occurs, the expense ratio may change without shareholder approval.

THE PAST PERFORMANCE OF THE PORTFOLIO IS NO INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO COMPOSITION AND INVESTMENT STRATEGIES

Yields on U.S. Treasuries fell dramatically during the fiscal year. The front end of the yield curve steepened significantly as contagion from the mortgage crisis resulted in a global flight to quality and massive deleveraging. Concerns over the government-sponsored enterprises and the stability of the financial sector caused investors to shy away from risky assets. Credit and mortgage-related sector spreads moved to historic all-time wide levels as the markets entered a bout of illiquidity. The Federal Reserve Board (the "Fed") took unprecedented steps to restore liquidity and stave off a financial crisis. During its October and December 2007 meetings, the Fed moved to cut the Fed Funds rate and discount rate by 25 basis points (bps) each. On December 21, 2007 the Fed made a concerted effort to inject liquidity into the market through the establishment of a temporary Term Auction Facility (TAF). In April 2008, the Fed again cut the discount rate and the target Fed Funds rate each by 25 bps, citing continued weakness in economic activity. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns. Overall, the yield on the 10-year Treasury declined 85 basis points to end the fiscal year at 3.81%.

A combination of top-down and bottom-up strategies impacted the Portfolio's performance over the period. Tactical management of the Portfolio's duration was a negative contributor over the fiscal year. Specifically the Portfolio's underweight position in the 2-year portion of the yield curve was a major detractor as rates dropped 184 bps during the fiscal year.

Performance came under pressure as the spill-over effect from the deterioration in the mortgage market resulted in broad-based and indiscriminate selling. Security selection of nonagency-backed adjustable-rate mortgages was the key detractor from performance for the period. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

                       THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION--SECTOR ALLOCATION
TCU SHORT DURATION PORTFOLIO

AUGUST 31, 2008*

                                   (PIE CHART)

Short Duration Sector FEB

Agency Debentures                    5.0%
ARMs                                21.1%
CMOs                                12.8%
Fixed Rate Mortgage Pass-Throughs   18.4%
Repurchase Agreement                 1.1%
U.S. Treasury                       41.4%

AUGUST 31, 2007*

                                   (PIE CHART)

Short Duration Sector AUGUST

ARMs                                41.4%
Agency Debentures                    0.0%
CMOs                                34.1%
Fixed Rate Mortgage Pass-Throughs   17.4%
Repurchase Agreements                0.2%
U.S. Treasury                        6.7%

PORTFOLIO COMPOSITION--ISSUER ALLOCATION
TCU SHORT DURATION PORTFOLIO

AUGUST 31, 2008*

                                   (PIE CHART)

Short Duration Issuer FEB

AAA                      9.8%
Agency Debentures        5.0%
FHLMC                   11.4%
FNMA                    30.5%
GNMA                     0.6%
Repurchase Agreement     1.1%
U.S. Treasury           41.4%

AUGUST 31, 2007*

                                   (PIE CHART)

Short Duration Issuer AUGUST

AAA                     27.7%
Agency Debentures        0.0%
FHLMC                   17.1%
FNMA                    47.0%
GNMA                     1.1%
Repurchase Agreements    0.2%
U.S. Treasury            6.7%

* These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Two-year U.S. Treasury Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio's net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio's units. The Portfolio's investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

PERFORMANCE COMPARISON
TCU MONEY MARKET PORTFOLIO

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmark assuming the following initial investment:

                         INITIAL
PORTFOLIO              INVESTMENT                    COMPARE TO:
---------              ----------   --------------------------------------------
Money Market ("MMP")     $10,000    iMoney Net First Tier Institutional Only
                                    ("iMoney Net")

                  MONEY MARKET PORTFOLIO'S 10 YEAR PERFORMANCE

                              (PERFORMANCE GRAPH)

TCU MONEY MARKET LINE

            MMP    iMoney Net
           -----   ----------
09/01/98   10000      10000
8/99       10481      10489
8/00       10985      11094
8/01       11514      11673
8/02       12067      11892
8/03       12648      12016
8/04       13256      12109
8/05       13894      12377
8/06       14562      12908
8/07       15262      13568
8/08       15997      14054

             AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------
ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(b)
--------   ---------   --------   ------------------
  3.36%      3.32%       3.62%           4.75%

(a) For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)  The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON
TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmarks assuming the following initial investment:

                           INITIAL
PORTFOLIO                INVESTMENT   COMPARE TO:
---------                ----------   ------------------------------------------
Ultra-Short Duration       $10,000    Lehman Brothers Mutual Fund Short
Government ("USDGP")                  (1-2 year) Government Index ("Lehman 1-2
                                      Gov't Index"); 1-Year U.S. Treasury Note
                                      Index ("1-year T-Note"); 6-Month U.S.
                                      Treasury Bill Index ("6-month T-Bill").

        ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO'S 10 YEAR PERFORMANCE

                               (PERFORMANCE GRAPH)

ULTRA SHORT DURATION GOVT

                   Lehman 1-2
                    Goverment
           USDGP      Index     1-year T-Note   6-Month T-Bill
           -----   ----------   -------------   ---------------
09/01/98   10000      10000         10000            10000
8/99       10461      10415         10456            10470
8/00       10943      11003         11047            11081
8/01       11448      11997         11921            11763
8/02       11975      12728         12452            12105
8/03       12528      13042         12695            12293
8/04       13105      13289         12847            12440
8/05       13709      13467         13057            12728
8/06       14341      13899         13527            13278
8/07       15002      14649         14260            14013
8/08       15694      15476         14925            14571

             AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------
ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(b)
--------   ---------   --------   ------------------
 4.17%       3.61%       4.24%           3.81%

(a) For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b) The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON
TCU SHORT DURATION PORTFOLIO

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2008. The Portfolio is compared to its benchmarks assuming the following initial investment:

                          INITIAL
PORTFOLIO                INVESTMENT                   COMPARE TO:
---------                ----------   ------------------------------------------
Short Duration ("SDP")     $10,000    Lehman Brothers Mutual Fund Short (1-3
                                      year) Government Index ("Lehman 1-3 Gov't
                                      Index"); 2-Year U.S. Treasury Note Index
                                      ("2-year T-Note").

                 SHORT DURATION PORTFOLIO'S 10 YEAR PERFORMANCE

                               (PERFORMANCE GRAPH)

SDP

                   Lehman 1-3
                   Government
                      Index     2-year T-Note
                   ----------   -------------
09/01/98   10000      10000         10000
8/99       10461      10390         10274
8/00       10943      10983         10768
8/01       11448      12049         11741
8/02       11975      12863         12608
8/03       12528      13196         12974
8/04       13105      13496         13264
8/05       13709      13667         13385
8/06       14341      14080         13747
8/07       15002      14856         14518
8/08       15694      15755         15470

             AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------
ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION(b)
--------   ---------   --------   ------------------
  3.83%      3.50%       4.50%           4.50%

(a) For comparative purposes, the initial investment is assumed to be made on September 1, 1998.

(b)  The Short Duration Portfolio commenced operations on October 9, 1992.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser's decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2008

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
BANK NOTES - 3.74%
$   6,000,000   Bank of America N.A.
                2.813%, 12/18/08 (a) ...............................   $     6,002,809
   25,000,000   Citibank N.A.
                2.660%, 12/24/08 ...................................        24,789,417
                                                                       ---------------
                TOTAL BANK NOTES
                (Cost $30,792,226) .................................        30,792,226
                                                                       ---------------
CERTIFICATES OF DEPOSIT - 4.25%
   20,000,000   Wells Fargo Bank N.A.
                2.950%, 05/29/09 ...................................        20,000,000
   15,000,000   Bank of America N.A.
                3.010%, 02/09/09 ...................................        15,000,000
                                                                       ---------------
                TOTAL CERTIFICATES OF DEPOSIT
                (Cost $35,000,000) .................................        35,000,000
                                                                       ---------------
U.S. GOVERNMENT AGENCY SECURITIES - 74.88%
                FEDERAL HOME LOAN BANK - 53.05%
   81,300,000   1.950%, 09/02/08 (b) ...............................        81,295,596
   46,485,000   2.051%, 09/12/08 (b) ...............................        46,455,882
   50,000,000   2.599%, 11/19/08 (a) ...............................        50,000,000
   33,000,000   2.040%, 11/20/08 (a) ...............................        33,000,000
   15,000,000   2.589%, 11/28/08 (a) ...............................        15,000,000
   25,000,000   2.574%, 12/17/08 (a) ...............................        25,000,000
   25,000,000   2.090%, 02/04/09 ...................................        25,000,000
   25,000,000   2.760%, 02/11/09 ...................................        25,000,000
   25,000,000   2.687%, 02/18/09 (a) ...............................        25,000,000
   11,000,000   2.750%, 02/20/09 ...................................        11,000,000
   25,000,000   2.250%, 03/27/09 (a) ...............................        25,000,000
   14,000,000   2.550%, 05/05/09 ...................................        13,998,946
   11,000,000   2.500%, 05/07/09 ...................................        10,995,519
   25,000,000   2.190%, 09/09/09 (a) (b) ...........................        25,000,000
   25,000,000   2.390%, 12/28/09 (a) ...............................        24,984,895
                                                                       ---------------
                                                                           436,730,838
                                                                       ---------------
                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 12.15%
   25,000,000   2.639%, 12/26/08 (a) ...............................        25,000,302
   25,000,000   2.450%, 04/09/09 ...................................        25,000,000
   50,000,000   2.451%, 09/21/09 (a) ...............................        50,000,000
                                                                       ---------------
                                                                           100,000,302
                                                                       ---------------
                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 9.68%
   30,000,000   2.550%, 11/17/08 (b) ...............................        29,837,658
   25,000,000   2.230%, 09/03/09 (a) ...............................        24,997,493
   25,000,000   2.320%, 12/29/09 (a) ...............................        24,993,376
                                                                       ---------------
                                                                            79,828,527
                                                                       ---------------
                TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                (Cost $616,559,667) ................................       616,559,667
                                                                       ---------------

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
TIME DEPOSITS - 8.50%
$  35,000,000   Chase Bank USA N.A.
                2.000%, 09/02/08 ...................................   $    35,000,000
   35,000,000   US Bank N.A.
                1.938%, 09/02/08 ...................................        35,000,000
                                                                       ---------------
                TOTAL TIME DEPOSITS
                (Cost $70,000,000) .................................        70,000,000
                                                                       ---------------
REPURCHASE AGREEMENT - 8.55%
   70,400,000   Deutsche Bank, 2.14%,
                Dated 08/29/08, matures 09/02/08,
                repurchase price $70,416,740,
                (collaterized by Federal National
                Mortgage Association, with interest
                rates of 4.50% to 7.50% due 11/01/18
                to 05/01/48, total market
                value $71,808,000) .................................        70,400,000
                                                                       ---------------
                TOTAL REPURCHASE AGREEMENT
                (Cost $70,400,000) .................................        70,400,000
                                                                       ---------------
                TOTAL INVESTMENTS - 99.92%
                (Cost $822,751,893) ................................       822,751,893
                                                                       ---------------
                NET OTHER ASSETS AND LIABILITIES - 0.08% ...........           654,011
                                                                       ---------------
                NET ASSETS - 100.00% ...............................   $   823,405,904
                                                                       ===============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2008. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  Discount Note. Rate shown is yield at time of purchase.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2008

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
ASSET-BACKED SECURITIES - 0.66%
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.66%
$     305,187   Series 2001-W4, Class AV1
                2.752%, 02/25/32 (a) ...............................   $       275,900
      567,177   Series 2002-W2, Class AV1
                2.732%, 06/25/32 (a) ...............................           512,578
    1,595,774   Series 2002-T7, Class A1
                2.692%, 07/25/32 (a) ...............................         1,414,906
                                                                       ---------------
                TOTAL ASSET-BACKED SECURITIES
                (Cost $2,468,422) ..................................         2,203,384
                                                                       ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.55%
                FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC - 0.62%
      106,497   Series 1605, Class E
                6.500%, 10/15/08 (c) ...............................           106,380
       32,714   Series 1604, Class FC
                3.330%, 11/15/08 (a) (c) ...........................            32,662
        3,361   Series 1618, Class F
                3.540%, 11/15/08 (a) (c) ...........................             3,361
       88,566   Series 1823, Class C
                6.000%, 12/15/08 ...................................            88,679
       99,038   Series 1698, Class FA
                3.300%, 03/15/09 (a) (c) ...........................            99,027
      123,442   Series 2543, Class AD
                8.500%, 01/15/16 (d) ...............................           124,567
       45,199   Series 1009, Class D
                3.100%, 10/15/20 (a) ...............................            44,949
      136,960   Series 1066, Class P
                3.400%, 04/15/21 (a) ...............................           135,791
      181,779   Series 1222, Class P
                3.640%, 03/15/22 (a) (b) ...........................           177,025
      533,679   Series 1250, Class J
                7.000%, 05/15/22 (b) ...............................           553,413
      281,095   Series 1448, Class F
                3.900%, 12/15/22 (a) (d) ...........................           281,144
      429,791   Series 1720, Class PJ
                7.250%, 01/15/24 (b) ...............................           436,987
                                                                       ---------------
                                                                             2,083,985
                                                                       ---------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 3.84%
       59,112   Series 1993-191, Class FC
                3.629%, 10/25/08 (a) ...............................            58,969
        3,689   Series 1993-190, Class F
                3.879%, 10/25/08 (a) (c) ...........................             3,681
    2,006,542   Series 1993-225, Class WC
                6.500%, 12/25/13 (b) ...............................         2,085,593
      250,015   Series 2002-73, Class AD
                8.500%, 12/25/15 (d) ...............................           253,752
      853,887   Series 1990-145, Class A
                4.533%, 12/25/20 (a) ...............................           842,014
    1,102,242   Series 1991-67, Class J
                7.500%, 08/25/21 (b) ...............................         1,181,195
        4,389   Series 1992-033, Class F
                3.460%, 03/25/22 (a) ...............................             4,388
      964,941   Series 1992-137, Class F
                3.500%, 08/25/22 (a) ...............................           943,571
    1,134,218   Series 1993-027, Class F
                3.650%, 02/25/23 (a) (c) ...........................         1,142,334

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC -
                   (CONTINUED)
$     500,597   Series 1998-21, Class F
                2.680%, 03/25/28 (a) ...............................   $       477,623
      916,246   Series 2000-16, Class ZG
                8.500%, 06/25/30 (d) ...............................           995,211
    1,148,005   Series 2000-32, Class Z
                7.500%, 10/18/30 ...................................         1,225,644
      585,327   Series 2002-16, Class LH
                6.500%, 03/25/31 (b) ...............................           587,355
    2,332,847   Series 2001-60, Class O
                3.422%, 10/25/31 (a) ...............................         2,342,095
      777,616   Series 2001-70, Class OF
                3.422%, 10/25/31 (a) ...............................           776,740
                                                                       ---------------
                                                                            12,920,165
                                                                       ---------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.09%
      292,451   Series 2001-10, Class PD
                6.500%, 08/16/30 (b) ...............................           297,825
                                                                       ---------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $15,587,209) .................................        15,301,975
                                                                       ---------------
MORTGAGE-BACKED OBLIGATIONS - 26.60%
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.77%
      464,494   4.850%, 02/01/18 (a) ...............................           458,900
      589,609   5.480%, 11/01/18 (a) ...............................           588,025
    2,411,577   6.902%, 11/01/19 (a) ...............................         2,502,011
      107,898   5.348%, 11/01/22 (a) ...............................           107,672
      227,493   5.686%, 11/01/22 (a) ...............................           228,023
      147,725   6.100%, 10/01/24 (a) ...............................           149,477
      345,517   5.679%, 10/01/25 (a) ...............................           345,321
      984,392   6.727%, 08/01/28 (a) ...............................           992,055
       99,968   4.858%, 07/01/29 (a) ...............................            99,715
      483,717   5.552%, 05/01/31 (a) ...............................           484,867
                                                                       ---------------
                                                                             5,956,066
                                                                       ---------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 1.26%
       63,244   6.500%, 11/01/10 ...................................            65,529
      476,759   6.500%, 09/01/13 ...................................           489,607
      409,083   6.500%, 10/01/13 ...................................           420,261
      162,969   6.500%, 05/01/14 ...................................           167,480
      209,486   6.500%, 06/01/14 ...................................           215,284
    1,067,736   6.000%, 12/01/14 ...................................         1,101,236
      718,435   8.000%, 12/01/15 ...................................           761,287
      875,850   6.000%, 03/01/16 ...................................           898,075
      129,454   6.500%, 07/01/16 ...................................           133,037
                                                                       ---------------
                                                                             4,251,796
                                                                       ---------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 21.27%
    1,301,954   6.000%, 06/01/09 ...................................         1,327,542
      153,080   4.441%, 10/01/13 (a) ...............................           152,365
      462,973   8.500%, 04/01/16 ...................................           513,255
      189,366   6.174%, 07/01/17 (a) ...............................           188,247
      190,775   5.582%, 11/01/17 (a) ...............................           189,555
      218,776   5.777%, 11/01/17 (a) ...............................           219,665
      144,760   6.027%, 11/01/17 (a) ...............................           145,905
      423,428   5.865%, 03/01/18 (a) ...............................           420,116
       91,419   5.634%, 05/01/18 (a) ...............................            91,180
      132,400   6.133%, 06/01/18 (a) ...............................           137,081

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2008

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$   1,759,643   4.207%, 10/01/18 (a) ...............................   $     1,761,293
       66,635   4.650%, 02/01/19 (a) ...............................            66,859
      153,893   5.322%, 05/01/19 (a) ...............................           153,451
      164,591   6.864%, 12/01/19 (a) ...............................           166,191
      314,427   5.155%, 01/01/20 (a) ...............................           311,965
      175,113   4.898%, 05/01/20 (a) ...............................           175,252
      557,007   6.367%, 05/01/20 (a) ...............................           571,352
      886,775   6.570%, 02/01/22 (a) ...............................           920,029
       99,480   5.533%, 01/01/23 (a) ...............................           100,077
      370,779   5.914%, 03/01/24 (a) ...............................           369,302
       39,665   5.860%, 04/01/25 (a) ...............................            40,187
      434,366   5.647%, 10/01/25 (a) ...............................           450,655
      979,311   5.732%, 02/01/27 (a) ...............................           980,802
      485,860   4.178%, 07/01/27 (a) ...............................           485,421
      308,917   4.805%, 07/01/27 (a) ...............................           307,889
      465,125   4.685%, 01/01/29 (a) ...............................           471,430
      114,225   4.670%, 02/01/29 (a) ...............................           115,733
    9,171,940   4.582%, 08/01/29 (a) ...............................         9,235,758
      112,830   5.013%, 07/01/31 (a) ...............................           113,641
      366,178   5.483%, 07/01/32 (a) ...............................           372,263
      384,314   5.788%, 07/01/32 (a) ...............................           388,969
      444,301   5.691%, 09/01/32 (a) ...............................           450,901
    1,856,933   5.230%, 01/01/33 (a) ...............................         1,882,003
      208,847   4.387%, 06/01/33 (a) ...............................           209,509
    3,332,848   4.614%, 08/01/33 (a) ...............................         3,390,103
    1,550,570   4.306%, 04/01/34 (a) ...............................         1,553,175
      611,877   4.079%, 07/01/34 (a) ...............................           610,941
    1,048,469   4.079%, 08/01/34 (a) ...............................         1,046,869
       38,844   7.000%, 10/01/35 ...................................            40,732
       31,704   7.000%, 09/01/36 ...................................            33,213
      200,387   7.000%, 12/01/36 ...................................           209,924
      556,011   7.000%, 03/01/37 ...................................           582,438
    2,452,007   7.000%, 04/01/37 ...................................         2,568,450
       45,356   7.000%, 06/01/37 ...................................            47,493
    7,263,326   5.898%, 07/01/37 (a) ...............................         7,435,946
      800,310   7.000%, 08/01/37 ...................................           838,049
    8,045,226   6.922%, 09/01/37 (a) ...............................         8,301,668
      364,108   7.000%, 09/01/37 ...................................           381,259
    5,157,124   8.000%, 09/01/37 ...................................         5,492,769
      847,185   6.500%, 10/01/37 ...................................           872,799
    5,931,778   7.000%, 10/01/37 ...................................         6,211,185
    3,227,704   8.000%, 10/01/37 ...................................         3,374,463
    3,507,183   6.500%, 11/01/37 ...................................         3,615,257
    1,443,669   4.079%, 08/01/44 (a) ...............................         1,441,471
                                                                       ---------------
                                                                            71,534,047
                                                                       ---------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.30%
      120,849   7.000%, 04/15/26 ...................................           128,640
      657,611   4.500%, 04/20/34 (a) ...............................           661,302
    3,106,109   4.250%, 06/20/34 (a) ...............................         3,096,281
    3,818,214   5.625%, 08/20/34 (a) ...............................         3,841,654
                                                                       ---------------
                                                                             7,727,877
                                                                       ---------------
                TOTAL MORTGAGE-BACKED OBLIGATIONS
                (Cost $89,531,798) .................................        89,469,786
                                                                       ---------------

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
AGENCY DEBENTURES - 17.45%
                Federal Home Loan Bank
$  40,000,000   5.250%, 01/16/09 ...................................   $    40,358,240
                Freddie Mac Discount Notes
   10,000,000   Zero coupon, 02/02/09 ..............................         9,882,270
                Small Business Administration
      246,003   2.825%, 03/25/14 (a) ...............................           246,891
                Sri Lanka Government Aid Bond
    8,250,000   3.104%, 11/01/24 (a) ...............................         8,191,960
                                                                       ---------------
                TOTAL AGENCY DEBENTURES
                (Cost $58,780,378) .................................        58,679,361
                                                                       ---------------
U.S. TREASURY OBLIGATIONS - 43.84%
                UNITED STATES TREASURY BILLS - 43.84%
  122,700,000   1.975%, 07/02/09 ...................................       120,557,045
   27,400,000   1.985%, 07/30/09 ...................................        26,877,263
                                                                       ---------------
                TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $147,307,219) ................................       147,434,308
                                                                       ---------------
REPURCHASE AGREEMENT - 6.69%
   22,500,000   UBS, 2.13%, dated 08/29/08, matures
                09/02/08, repurchase price
                $22,505,325 (collateralized by
                Federal National Mortgage
                Association, with interest rates of
                5.50% to 6.50% due 01/01/33 to
                07/01/38, total market value
                $22,953,174) .......................................        22,500,000
                                                                       ---------------
                TOTAL REPURCHASE AGREEMENT
                (Cost $22,500,000) .................................        22,500,000
                                                                       ---------------
                TOTAL INVESTMENTS - 99.79%
                (Cost $336,175,026) ................................       335,588,814
                                                                       ---------------
                NET OTHER ASSETS AND LIABILITIES - 0.21% ...........           714,471
                                                                       ---------------
                NET ASSETS - 100.00% ...............................   $   336,303,285
                                                                       ===============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2008. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  The security has PAC (Planned Amortization Class) collateral.

(c)  The security has Support collateral.

(d)  This security has Sequential collateral.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2008

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.83%
                FEDERAL HOME LOAN MORTGAGE CORPORATION REMIC - 2.36%
$     361,986   Series 1661, Class PJ
                6.500%, 01/15/09 (b) ...............................   $       361,589
      655,889   Series 1448, Class F
                3.900%, 12/15/22 (a) (c) ...........................           656,002
      214,895   Series 1720, Class PJ
                7.250%, 01/15/24 (b) ...............................           218,493
      988,515   Series 1980, Class Z
                7.000%, 07/15/27 (c) ...............................         1,039,491
    5,979,761   Series 2236, Class Z
                8.500%, 06/15/30 (c) ...............................         6,519,829
                                                                       ---------------
                                                                             8,795,404
                                                                       ---------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC - 0.58%
      474,076   Series 2001-42, Class HG
                10.000%, 09/25/16 ..................................           533,362
      207,174   Series 1988-12, Class A
                10.000%, 02/25/18 (a) ..............................           212,773
    1,332,144   Series G92-44, Class Z
                8.000%, 07/25/22 ...................................         1,426,559
                                                                       ---------------
                                                                             2,172,694
                                                                       ---------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.09%
      330,519   Series 2001-62, Class VL
                6.500%, 11/16/17 (c) ...............................           331,161
                                                                       ---------------
                PRIVATE - 9.80%
                Adjustable Rate Mortgage Trust
      997,292   Series 2004-4, Class 1A1
                6.329%, 03/25/35 (a) ...............................           781,956
                American Home Mortgage Assets
    3,310,131   Series 2006-3, Class 2A11
                4.019%, 10/25/46 (a) ...............................         2,109,210
                Banc of America Funding Corp.
    1,200,000   Series 2007-D, Class 1A5
                2.751%, 06/20/47 (a) ...............................           451,846
                Banc of America Mortgage Securities
      228,475   Series 2004-D, Class 1A1
                4.962%, 05/25/34 (a) ...............................           218,950
                BCAP LLC Trust
      745,093   Series 2006-RR1, Class CF
                3.112%, 11/25/36 (a) ...............................           504,464
                Bear Stearns Adjustable Rate Mortgage Trust
    5,813,886   Series 2005-9, Class A1
                4.625%, 10/25/35 (a) ...............................         5,085,145
                Bear Stearns Adjustable Rate Mortgage Trust
    5,100,000   Series 2005-10, Class A3
                4.650%, 10/25/35 (a) (c) ...........................         3,784,427
                Countrywide Alternative Loan Trust
      346,226   Series 2005-38, Class A1
                4.579%, 09/25/35 (a) ...............................           225,621
                Countrywide Home Loans
       54,028   Series 2003-37, Class 1A1
                5.420%, 08/25/33 (a) ...............................            42,347
                First Horizon Alternative Mortgage Securities
      436,205   Series 2005-AA2, Class 1A1
                5.896%, 03/25/35 (a) ...............................           294,570

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
                PRIVATE - (CONTINUED)
                First Horizon Alternative Mortgage Securities
$     893,980   Series 2005-AA5, Class 1A1
                4.597%, 07/25/35 (a) ...............................   $       616,854
                Indymac Index Mortgage Loan Trust
      845,191   Series 2004-AR4, Class 1A
                5.774%, 08/25/34 (a) (c) ...........................           573,982
                JPMorgan Mortgage Trust
      823,759   Series 2007-A1, Class 4A2
                4.069%, 07/25/35 (a) ...............................           764,958
                Merrill Lynch Mortgage Investors, Inc.
      118,829   Series 2003-A4, Class 1A
                5.599%, 07/25/33 (a) ...............................           111,814
                Residential Funding Securities Corp.
    1,552,817   Series 2003-RM2, Class AI5
                8.500%, 05/25/33 (b) ...............................         1,629,778
                Salomon Brothers Mortgage Securities VII, Inc.
      100,220   Series 1994-20, Class A
                6.584%, 12/25/24 (a) ...............................           100,087
                Structured Adjustable Rate Mortgage Loan
       93,150   Series 2004-1, Class 3A3
                6.863%, 02/25/34 (a) ...............................            70,640
                Structured Adjustable Rate Mortgage Loan
      191,697   Series 2004-2, Class 2A
                6.314%, 03/25/34 (a) ...............................           183,718
                Structured Adjustable Rate Mortgage Loan
      397,842   Series 2004-5, Class 1A
                5.424%, 05/25/34 (a) (c) ...........................           349,199
                Structured Adjustable Rate Mortgage Loan
    4,401,440   Series 2004-6, Class 3A2
                4.702%, 06/25/34 (a) ...............................         4,156,848
                Structured Asset Securities Corp.
    1,508,252   Series 2003-34A, Class 3A3
                4.700%, 11/25/33 (a) ...............................         1,411,989
                Washington Mutual Mortgage
                Pass-Through Certificates
      848,626   Series 2003-AR6, Class A1
                3.951%, 06/25/33 (a) ...............................           782,942
                Washington Mutual Mortgage
                Pass-Through Certificates
    5,400,792   Series 2005-AR12, Class 1A8
                4.833%, 10/25/35 (a) ...............................         4,715,008
                Wells Fargo Mortgage Backed
                Securities Trust
    7,972,885   Series 2005-AR4, Class 2A2
                4.530%, 04/25/35 (a) ...............................         7,496,989
                                                                       ---------------
                                                                            36,463,342
                                                                       ---------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $54,470,889) .................................        47,762,601
                                                                       ---------------
MORTGAGE-BACKED OBLIGATIONS - 39.51%
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.17%
      274,847   6.807%, 09/01/32 (a) ...............................           274,210
    3,310,147   3.908%, 01/01/34 (a) ...............................         3,339,008
    1,025,761   6.077%, 09/01/34 (a) ...............................         1,025,487
    1,672,675   5.908%, 10/01/34 (a) ...............................         1,673,080
      630,129   5.299%, 11/01/34 (a) ...............................           638,340

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2008

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - (CONTINUED)
$   4,041,121   4.569%, 08/01/35 (a) ..............................    $     4,057,200
    4,471,819   5.159%, 05/01/36 (a) ..............................          4,510,862
                                                                       ---------------
                                                                            15,518,187
                                                                       ---------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 4.88%
        5,884   7.000%, 03/01/09 ..................................              5,964
        5,381   7.000%, 04/01/09 ..................................              5,464
       76,420   7.000%, 06/01/09 ..................................             78,149
       17,626   7.000%, 03/01/12 ..................................             18,415
      234,087   7.000%, 12/01/12 ..................................            242,370
      624,343   5.000%, 12/01/13 ..................................            631,331
      698,841   4.000%, 01/01/14 ..................................            691,786
       12,122   8.000%, 07/01/14 ..................................             13,139
    7,777,442   4.500%, 03/01/15 ..................................          7,767,044
       11,246   7.000%, 03/01/15 ..................................             11,796
    1,655,802   5.500%, 05/01/15 ..................................          1,686,858
      214,549   5.500%, 06/01/17 ..................................            218,573
      147,670   8.000%, 09/01/17 ..................................            159,978
      461,616   5.500%, 10/01/17 ..................................            319,834
      864,357   8.000%, 11/01/17 ..................................            935,662
      827,154   5.500%, 03/01/18 ..................................            841,939
      425,774   5.500%, 04/01/18 ..................................            433,385
      643,021   6.500%, 05/01/18 ..................................            670,427
       54,457   6.000%, 10/01/18 ..................................             55,810
       17,943   6.000%, 11/01/18 ..................................             18,388
    3,209,559   5.500%, 02/01/19 ..................................          3,257,107
      117,119   6.500%, 12/01/29 ..................................            121,641
                                                                       ---------------
                                                                            18,185,060
                                                                       ---------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 29.94%
        7,031   6.000%, 12/01/08 ..................................              7,055
        3,277   7.500%, 09/01/10 ..................................              3,366
    1,837,530   6.000%, 01/01/12 ..................................          1,894,040
      434,405   6.000%, 04/01/12 ..................................            448,260
      724,967   6.000%, 05/01/12 ..................................            747,904
    1,130,987   6.000%, 06/01/12 ..................................          1,167,328
       28,358   7.500%, 07/01/12 ..................................             29,689
    1,964,002   6.000%, 09/01/12 ..................................          2,027,524
      179,809   5.000%, 11/01/12 ..................................            181,675
    3,462,588   5.500%, 01/01/13 ..................................          3,477,504
        3,346   8.000%, 01/01/13 ..................................              3,535
    1,196,338   4.500%, 08/01/13 ..................................          1,196,785
    8,683,198   4.500%, 09/01/13 ..................................          8,691,398
    4,311,055   4.000%, 04/01/14 ..................................          4,256,029
    1,391,126   5.500%, 09/01/14 ..................................          1,419,506
      744,264   5.500%, 12/01/14 ..................................            758,515
       15,956   6.000%, 02/01/18 ..................................             16,376
    2,752,173   5.500%, 05/01/18 ..................................          2,803,070
      154,581   6.000%, 05/01/18 ..................................            158,643
    1,026,767   5.500%, 06/01/18 ..................................          1,045,755
       10,862   6.000%, 08/01/18 ..................................             11,147
       10,346   6.000%, 09/01/18 ..................................             10,618
      824,902   5.500%, 10/01/18 ..................................            840,158
    1,093,243   5.500%, 11/01/18 ..................................          1,113,461
      912,319   6.000%, 11/01/18 ..................................            936,296
       60,181   5.500%, 12/01/18 ..................................             61,294
    1,678,504   6.000%, 12/01/18 ..................................          1,722,617

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$   1,325,026   6.000%, 01/01/19 ..................................    $     1,359,850
       19,925   6.000%, 02/01/19 ..................................             20,449
      471,153   6.000%, 04/01/19 ..................................            482,574
      110,683   6.000%, 05/01/19 ..................................            113,490
      180,614   6.000%, 10/01/23 ..................................            183,725
      549,416   7.000%, 08/01/28 ..................................            580,254
      978,275   7.000%, 11/01/28 ..................................          1,034,666
      110,125   7.000%, 02/01/32 ..................................            116,473
      490,873   6.026%, 05/01/32 (a) ..............................            503,150
      232,561   7.000%, 05/01/32 ..................................            245,740
      456,271   5.691%, 09/01/32 (a) ..............................            463,048
      269,223   7.000%, 09/01/32 ..................................            281,349
      154,187   6.502%, 12/01/32 (a) ..............................            154,960
      588,893   5.915%, 01/01/33 (a) ..............................            588,157
      970,866   4.956%, 04/01/33 (a) ..............................            978,030
    1,671,647   5.083%, 05/01/33 (a) ..............................          1,681,555
    2,691,083   3.973%, 07/01/33 (a) ..............................          2,700,203
    1,814,191   5.415%, 08/01/33 (a) ..............................          1,831,571
    3,958,739   4.271%, 11/01/33 (a) ..............................          4,001,696
    4,302,933   4.274%, 12/01/33 (a) ..............................          4,321,014
      513,768   4.337%, 12/01/33 (a) ..............................            519,949
    1,114,573   4.261%, 02/01/34 (a) ..............................          1,128,234
    4,754,068   4.215%, 03/01/34 (a) ..............................          4,804,053
    1,549,229   4.736%, 03/01/34 (a) ..............................          1,570,055
    1,436,449   4.368%, 04/01/34 (a) ..............................          1,439,865
    1,188,855   4.938%, 08/01/34 (a) ..............................          1,197,649
    1,503,547   6.618%, 10/01/34 (a) ..............................          1,504,681
    1,140,531   5.733%, 03/01/35 (a) ..............................          1,151,275
    5,176,489   4.664%, 04/01/35 (a) ..............................          5,236,231
    1,478,557   4.431%, 05/01/35 (a) ..............................          1,484,494
    3,353,201   4.748%, 05/01/35 (a) ..............................          3,384,949
    3,378,390   5.160%, 05/01/35 (a) ..............................          3,411,607
    1,270,442   4.539%, 06/01/35 (a) ..............................          1,278,359
    4,951,122   4.250%, 08/01/35 (a) ..............................          4,937,496
    4,022,439   4.902%, 08/01/35 (a) ..............................          4,050,813
    2,595,643   5.537%, 09/01/35 (a) ..............................          2,667,800
    1,028,967   4.633%, 10/01/35 (a) ..............................          1,031,723
    3,225,016   5.065%, 03/01/36 (a) ..............................          3,271,537
   10,074,918   8.000%, 09/01/37 ..................................         10,730,630
                                                                       ---------------
                                                                           111,472,902
                                                                       ---------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.52%
          417   6.000%, 09/15/08 ..................................                419
        3,092   6.000%, 10/15/08 ..................................              3,104
        1,189   6.000%, 11/15/08 ..................................              1,194
          871   6.000%, 12/15/08 ..................................                874
        4,687   6.000%, 01/15/09 ..................................              4,776
          394   6.000%, 02/15/09 ..................................                402
        3,372   6.000%, 05/15/09 ..................................              3,436
           90   8.500%, 07/15/09 ..................................                 92
          387   8.500%, 12/15/09 ..................................                399
       24,632   8.500%, 01/15/10 ..................................             25,819
        8,187   8.500%, 02/15/10 ..................................              8,627
       11,535   8.500%, 03/15/10 ..................................             12,154
        9,127   8.500%, 04/15/10 ..................................              9,617
        3,177   8.500%, 05/15/10 ..................................              3,347
       13,520   8.500%, 06/15/10 ..................................             14,052

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
SHORT DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED) - AUGUST 31, 2008

  PAR VALUE                                                                 VALUE
-------------                                                          ---------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
$       4,478   8.500%, 07/15/10 ..................................    $         4,719
       15,570   8.500%, 08/15/10 ..................................             16,406
       14,696   8.500%, 10/15/10 ..................................             15,485
       20,251   8.500%, 11/15/10 ..................................             21,338
       23,349   8.500%, 09/15/11 ..................................             25,016
       37,082   8.500%, 10/15/11 ..................................             39,730
       17,673   8.500%, 03/15/12 ..................................             19,202
        9,555   8.500%, 07/15/12 ..................................              9,867
    1,685,683   4.750%, 12/20/34 (a) ..............................          1,685,446
                                                                       ---------------
                                                                             1,925,521
                                                                       ---------------
                TOTAL MORTGAGE-BACKED OBLIGATIONS
                (Cost $145,643,217)                                        147,101,670
                                                                       ---------------
AGENCY DEBENTURES - 4.97%
                FEDERAL HOME LOAN BANK SYSTEMS - 4.97%
    9,500,000   7.625%, 05/14/10 ..................................         10,208,016
    8,000,000   5.125%, 09/10/10 ..................................          8,306,728
                                                                       ---------------
                TOTAL AGENCY DEBENTURES
                (Cost $18,334,732)                                          18,514,744
                                                                       ---------------
U.S. TREASURY OBLIGATIONS - 41.44%
                UNITES STATES TREASURY NOTES & BONDS - 41.44%
   11,900,000   2.125%, 01/31/10 ..................................         11,889,778
   19,300,000   2.000%, 02/28/10 ..................................         19,242,698
   73,200,000   2.375%, 08/31/10 ..................................         73,211,419
   10,600,000   2.875%, 01/31/13 ..................................         10,562,730
    1,400,000   2.750%, 02/28/13 ..................................          1,385,563
    6,900,000   3.125%, 04/30/13 ..................................          6,927,490
   27,800,000   3.375%, 06/30/13 ..................................         28,190,924
    2,800,000   3.375%, 07/31/13 ..................................          2,838,282
       30,000   4.375%, 02/15/38 ..................................             29,787
                                                                       ---------------
                TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $154,257,936)                                        154,278,671
                                                                       ---------------
REPURCHASE AGREEMENT - 1.08%
    4,000,000   UBS, 2.13%, Dated 08/29/08,
                matures 09/02/08, repurchase price
                $4,000,947, (collateralized by
                Federal Home Loan Mortgage
                Corporation, with interest rates
                of 6.500% due 07/01/36,
                total market value $4,080,468) ....................          4,000,000
                                                                       ---------------
                TOTAL REPURCHASE AGREEMENT ........................          4,000,000
                                                                       ---------------
                (Cost $4,000,000)
                TOTAL INVESTMENTS - 99.83% ........................        371,657,686
                                                                       ---------------
                (Cost $376,706,774)
                NET OTHER ASSETS AND LIABILITIES - 0.17%                       634,906
                                                                       ---------------
                NET ASSETS - 100.00% ..............................    $   372,292,592
                                                                       ===============

(a) Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2008. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)  The security has PAC (Planned Amortization Class) collateral.

(c)  This security has Sequential collateral.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2008

                                                                               ULTRA-SHORT
                                                                   MONEY        DURATION         SHORT
                                                                  MARKET       GOVERNMENT      DURATION
                                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                               ------------   ------------   ------------
ASSETS:
INVESTMENTS:
   Investments at cost .....................................   $822,751,893   $336,175,026   $376,706,774
                                                               ============   ============   ============
   Investments at value ....................................   $752,351,893   $313,088,814   $367,657,686
   Repurchase agreements ...................................     70,400,000     22,500,000      4,000,000
                                                               ------------   ------------   ------------
   Total investments .......................................    822,751,893    335,588,814    371,657,686
                                                               ------------   ------------   ------------
Cash .......................................................         81,030        533,673        581,482
RECEIVABLES:
   Interest ................................................      1,662,796        829,693      1,853,247
   Investment securities sold ..............................             --         73,982     72,516,435
   Portfolio units sold ....................................          2,869             --             --
   Other assets ............................................         16,286          7,992         10,813
                                                               ------------   ------------   ------------
   Total Assets ............................................    824,514,874    337,034,154    446,619,663
                                                               ------------   ------------   ------------
LIABILITIES:
PAYABLES:
   Dividends ...............................................        943,028        576,935        986,227
   Investment securities purchased .........................             --             --     73,171,636
   Advisory fees ...........................................         49,970         49,076         54,626
   Administration fees .....................................         12,153         14,765         15,747
   Accrued expenses ........................................        103,819         90,093         98,835
                                                               ------------   ------------   ------------
   Total Liabilities .......................................      1,108,970        730,869     74,327,071
                                                               ------------   ------------   ------------
NET ASSETS .................................................   $823,405,904   $336,303,285   $372,292,592
                                                               ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital ............................................   $823,405,506   $382,278,984   $398,681,532
Accumulated undistributed (distributions in excess of) net
   investment income .......................................            398       (102,642)      (247,396)
Accumulated net realized gain (loss) on investment
   transactions ............................................             --    (45,286,845)   (21,092,456)
Net unrealized appreciation (depreciation) on investments ..             --       (586,212)    (5,049,088)
                                                               ============   ============   ============
TOTAL NET ASSETS ...........................................   $823,405,904   $336,303,285   $372,292,592
                                                               ============   ============   ============
   Total units outstanding, $0.001 par value (unlimited
      number of units authorized) ..........................    823,405,909     35,594,909     39,456,053
                                                               ============   ============   ============
   Net asset value, offering and redemption price per unit
      (net assets/units outstanding) .......................   $       1.00   $       9.45   $       9.44
                                                               ============   ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2008

                                                                               ULTRA-SHORT
                                                                   MONEY        DURATION         SHORT
                                                                  MARKET       GOVERNMENT      DURATION
                                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                               ------------   ------------   ------------
INVESTMENT INCOME:
   Interest ................................................   $26,308,808    $12,323,068    $16,327,876
                                                               -----------    -----------    -----------
EXPENSES:
   Advisory fees ...........................................     1,416,117        575,501        703,288
   Administration fees .....................................       844,078        231,807        191,192
   Legal fees ..............................................       318,159        134,378        192,671
   Audit fees ..............................................        27,038         33,790         32,895
   Custody fees ............................................        66,413         56,634         69,290
   Accounting fees .........................................       138,260         72,777         78,482
   Compliance fees .........................................        47,934         17,739         21,777
   Trustees' fees ..........................................        70,383         31,161         52,654
   Printing fees ...........................................        32,850         15,824         18,345
   Transfer agent fees .....................................        74,476         48,208         44,008
   Registration fees .......................................         5,289          5,200          5,106
   Other expenses ..........................................        78,231         72,430         93,765
                                                               -----------    -----------    -----------
   Total operating expenses ................................     3,119,228      1,295,449      1,503,473
                                                               -----------    -----------    -----------
   Advisory fees waived ....................................      (829,962)            --             --
   Administration fees waived ..............................      (672,574)       (81,918)            --
   Custody credits .........................................          (728)        (1,916)        (2,628)
                                                               -----------    -----------    -----------
   Total expense reductions ................................    (1,503,264)       (83,834)        (2,628)
                                                               -----------    -----------    -----------
   Net operating expenses ..................................     1,615,964      1,211,615      1,500,845
                                                               -----------    -----------    -----------
NET INVESTMENT INCOME ......................................    24,692,844     11,111,453     14,827,031
                                                               -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net Realized Gain on Investment Transactions ............         2,540        837,943      2,765,004
   Net Change in Unrealized Appreciation (Depreciation) of
      Investments ..........................................            --        382,390     (2,717,593)
                                                               -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ............         2,540      1,220,333         47,411
                                                               -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:          $24,695,384    $12,331,786    $14,874,442
                                                               ===========    ===========    ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        ULTRA-SHORT DURATION
                                                                                             GOVERNMENT
                                                   MONEY MARKET PORTFOLIO                    PORTFOLIO
                                             ---------------------------------   ---------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 2008   AUGUST 31, 2007   AUGUST 31, 2008   AUGUST 31, 2007
                                             ---------------   ---------------   ---------------   ---------------
INVESTMENT ACTIVITIES:
   Operations:
   Net investment income .................   $    24,692,844   $    20,445,007    $ 11,111,453     $  14,859,306
   Net realized gain (loss) on investment
      transactions .......................             2,540             7,267         837,943           (16,115)
   Net change in unrealized appreciation
      (depreciation) of investments ......                --                --         382,390         2,450,353
                                             ---------------   ---------------    ------------     -------------
   Net increase in net assets resulting
      from operations ....................        24,695,384        20,452,274      12,331,786        17,293,544
                                             ---------------   ---------------    ------------     -------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ............       (24,695,384)      (20,440,790)    (12,488,399)      (16,398,805)
   From capital ..........................              --                --          (254,048)             --
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units ...........     7,314,716,313     5,794,788,712     108,100,001              --
   Reinvestment of dividends and
      distributions ......................        11,150,181        10,353,289       3,258,877         4,667,855
   Cost of units repurchased .............    (6,920,232,579)   (5,644,179,501)    (57,981,867)     (106,245,212)
                                             ---------------   ---------------    ------------     -------------
   Net increase (decrease) in net assets
      resulting from unit transactions ...       405,633,915       160,962,500      53,377,011      (101,577,357)
                                             ---------------   ---------------    ------------     -------------
   Net change in net assets ..............       405,633,915       160,973,984      52,966,350      (100,682,618)
NET ASSETS:
   Beginning of year .....................       417,771,989       256,798,005     283,336,935       384,019,553
   End of year ...........................   $   823,405,904   $   417,771,989    $336,303,285     $ 283,336,935
                                             ===============   ===============    ============     =============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
   IN EXCESS OF) NET INVESTMENT INCOME ...   $           398   $            --    $   (102,642)    $     767,690
                                             ===============   ===============    ============     =============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ............................     7,314,716,313     5,794,788,717      11,412,752              --
   Reinvestment of dividends and
      distribution .......................        11,150,181        10,353,289         343,938           494,355
   Units repurchased .....................    (6,920,232,579)   (5,644,179,501)     (6,130,627)      (11,250,771)
                                             ---------------   ---------------    ------------     -------------
   Net increase (decrease) in units
      outstanding ........................       405,633,915       160,962,505       5,626,063       (10,756,416)
                                             ===============   ===============    ============     =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
STATEMENTS OF CHANGES IN NET ASSETS

                                                  SHORT DURATION PORTFOLIO
                                             ---------------------------------
                                                YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 2008   AUGUST 31, 2007
                                             ---------------   ---------------
INVESTMENT ACTIVITIES:
   Operations:
   Net investment income .................    $ 14,827,031     $  25,420,437
   Net realized gain (loss) on investment
      transactions .......................       2,765,004        (1,015,651)
   Net change in unrealized appreciation
      (depreciation) of investments ......      (2,717,593)        4,218,446
                                              ------------     -------------
   Net increase in net assets resulting
      from operations ....................      14,874,442        28,623,232
                                              ------------     -------------
DISTRIBUTIONS TO UNITHOLDERS:
   From net investment income ............     (16,887,583)      (28,043,337)
FROM UNIT TRANSACTIONS:
   Proceeds from sale of units ...........      36,000,000         2,000,000
   Reinvestment of dividends and
      distributions ......................       1,253,897         1,123,173
   Cost of units repurchased .............     (94,194,253)     (250,518,605)
                                              ------------     -------------
   Net increase (decrease) in net assets
      resulting from unit transactions ...     (56,940,356)     (247,395,432)
                                              ------------     -------------
   Net change in net assets ..............     (58,953,497)     (246,815,537)
NET ASSETS:
   Beginning of year .....................     431,246,089       678,061,626
   End of year ...........................    $372,292,592     $ 431,246,089
                                              ============     =============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTED
    IN EXCESS OF) NET INVESTMENT INCOME ..    $   (247,396)    $     662,161
                                              ============     =============
OTHER INFORMATION:
SUMMARY OF UNIT TRANSACTIONS:
   Units sold ............................       3,737,318           211,416
   Reinvestment of dividends and
      distribution .......................         131,446           117,786
   Units repurchased .....................      (9,787,556)      (26,277,245)
                                              ------------     -------------
   Net increase (decrease) in units
      outstanding ........................      (5,918,792)      (25,948,043)
                                              ============     =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                                    MONEY MARKET PORTFOLIO
                                                                    YEARS ENDED AUGUST 31,
                                                    ----------------------------------------------------
                                                      2008       2007       2006       2005       2004
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE,
Beginning of year ...............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    --------   --------   --------   --------   --------
Income from Investment Operations:
      Net investment income(a) ..................       0.03       0.05       0.04       0.02       0.01
                                                    --------   --------   --------   --------   --------
   Total income from investment operations ......       0.03       0.05       0.04       0.02       0.01
                                                    --------   --------   --------   --------   --------
Less Distributions from:
      Investment income .........................      (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
                                                    --------   --------   --------   --------   --------
   Total Distributions ..........................      (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE,
   End of year ..................................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                    ========   ========   ========   ========   ========
   Total Return(b) ..............................       3.36%      5.33%      4.52%      2.44%      1.01%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ....   $823,406   $417,772   $256,798   $251,000   $585,631
Ratios to average net assets:
   Expenses net of waivers and reimbursements ...       0.19%      0.14%      0.14%      0.13%      0.13%
   Expenses before waivers and reimbursements ...       0.37%      0.34%      0.38%      0.32%      0.30%
   Net investment income (net of waivers
      and reimbursements) .......................       2.93%      5.20%      4.48%      2.36%      0.99%
   Net investment income (before waivers
      and reimbursements) .......................       2.75%      5.00%      4.24%      2.17%      0.82%

----------
(a)  Calculated based on average units outstanding.

(b) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                            ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
                                                                     YEARS ENDED AUGUST 31,
                                                    --------------------------------------------------------
                                                      2008       2007       2006       2005          2004
                                                    --------   --------   --------   --------     ----------
NET ASSET VALUE,
Beginning of year ...............................   $   9.45   $   9.43   $   9.43   $   9.48     $     9.58
                                                    --------   --------   --------   --------     ----------
Income from Investment Operations:
      Net investment income(a)(b) ...............       0.34       0.43       0.34       0.22           0.20
      Net realized and unrealized gain (loss)
         on investment transactions .............       0.05       0.06       0.04      (0.01)            --
                                                    --------   --------   --------   --------     ----------
   Total income from investment operations ......       0.39       0.49       0.38       0.21           0.20
                                                    --------   --------   --------   --------     ----------
Less Distributions from:
      Investment income(b) ......................      (0.38)     (0.47)     (0.38)     (0.26)(c)      (0.30)
      Capital ...................................      (0.01)        --         --         --             --
                                                    --------   --------   --------   --------     ----------
   Total Distributions ..........................      (0.39)     (0.47)     (0.38)     (0.26)         (0.30)
                                                    --------   --------   --------   --------     ----------
NET ASSET VALUE,
   End of year ..................................   $   9.45   $   9.45   $   9.43   $   9.43     $     9.48
                                                    ========   ========   ========   ========     ==========
   Total Return(d) ..............................       4.17%      5.35%      4.12%      2.28%          2.15%
   Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ....   $336,303   $283,337   $384,020   $587,858     $1,480,020
Ratios to average net assets:
   Expenses net of waivers and reimbursements ...       0.38%      0.35%      0.35%      0.35%          0.34%
   Expenses before waivers and reimbursements ...       0.41%      0.39%      0.38%      0.36%          0.34%
   Net investment income (net of waivers
      and reimbursements) .......................       3.54%      4.54%      3.57%      2.42%          2.05%
   Net investment income (before waivers
      and reimbursements) .......................       3.51%      4.50%      3.54%      2.41%          2.05%
   Portfolio Turnover Rate(e) ...................        162%       107%        52%        68%           148%


----------
(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c) Includes amounts less than $0.005 that are distributions from paid-in capital.

(d) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(e) The Portfolio did not enter into mortgage dollar roll transactions during the year ended August 31, 2008. There was no effect on the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

                                                                    SHORT DURATION PORTFOLIO
                                                                     YEARS ENDED AUGUST 31,
                                                    ------------------------------------------------------
                                                      2008         2007       2006       2005       2004
                                                    --------     --------   --------   --------   --------
NET ASSET VALUE,
Beginning of year ...............................   $   9.50     $   9.51   $   9.59   $   9.72   $   9.74
                                                    --------     --------   --------   --------   --------
Income from Investment Operations:
      Net investment income(a)(b) ...............       0.37         0.41       0.37       0.31       0.33
      Net realized and unrealized gain (loss)
         on investment transactions .............      (0.01)        0.03      (0.07)     (0.13)      0.03
                                                    --------     --------   --------   --------   --------
   Total income from investment operations ......       0.36         0.44       0.30       0.18       0.36
                                                    --------     --------   --------   --------   --------
Less Distributions from:
      Investment income(b) ......................      (0.42)       (0.45)     (0.38)     (0.31)     (0.36)
      Paid-in capital ...........................       --           --         --         --        (0.02)
                                                    --------     --------   --------   --------   --------
   Total Distributions ..........................      (0.42)       (0.45)     (0.38)     (0.31)     (0.38)
                                                    --------     --------   --------   --------   --------
NET ASSET VALUE,
   End of year ..................................   $   9.44     $   9.50   $   9.51   $   9.59   $   9.72
                                                    ========     ========   ========   ========   ========
      Total Return(c) ...........................       3.83%        4.77%      3.25%      1.91%      3.74%
   Ratios/Supplemental Data:
Net Assets at the end of year (in thousands) ....   $372,293     $431,246   $678,062   $721,650   $792,166
Ratios to average net assets:
   Expenses .....................................       0.39%(e)     0.32%      0.32%      0.31%      0.29%
   Net investment income ........................       3.88%(e)     4.31%      3.90%      3.19%      3.34%
   Portfolio Turnover Rate(d) ...................        241%         122%       126%       235%       269%

----------
(a)  Calculated based on average units outstanding.

(b) Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(c) Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

(d) The Portfolio did not enter into mortgage dollar roll transactions during the year ended August 31, 2008. There was no effect on the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.

(e) Custody credits earned in the year ended August 31, 2008 had no effect on ratios.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2008

NOTE 1. ORGANIZATION

Trust for Credit Unions is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, (the "Act"), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, "the Portfolios" or individually a "Portfolio"). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. INVESTMENT VALUATION

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios' Board of Trustees.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. generally accepted accounting principles. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

C. FEDERAL TAXES

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its unitholders. Accordingly, no federal tax provisions are required. Income distributions to unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities' yield to maturity. Such net amortization generally reduces ordinary income available for distribution.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows for implementation of FIN 48 in a Portfolio's NAV calculations as late as the Portfolio's last NAV calculation in the first required financial statement reporting period. As of August 31, 2008, management has evaluated the application of FIN 48 to the Portfolios' and has determined that there is no material impact on the Portfolios' financial statements. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of the statute of limitations; all other tax years are open.

D. EXPENSES

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio's relative average net assets for the period.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2008 (CONTINUED)

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price.

During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios' regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

F. WHEN-ISSUED SECURITIES

Consistent with National Credit Union Association ("NCUA") rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios' records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction.

G. MORTGAGE DOLLAR ROLLS

The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage "dollar rolls" in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party. The Portfolios did not enter into mortgage dollar rolls during the fiscal year ended August 31, 2008.

NOTE 3. AGREEMENTS

A. ADVISORY AGREEMENT

Goldman Sachs Asset Management, L.P. ("GSAM"), an affiliate of Goldman, Sachs & Co. ( "Goldman Sachs"), serves as investment adviser pursuant to an Advisory Agreement (the "Agreement") with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust's Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee ("advisory fee"), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                                                    CONTRACTUAL
PORTFOLIO                      ASSET LEVEL              RATE
---------              --------------------------   -----------
Money Market           up to $300 million              0.20%
                       in excess of $300 million       0.15
Ultra-Short Duration
    Government(1)      first $250 million              0.18
                       next $ 250  million             0.16
                       in excess of $500 million       0.14
Short Duration(1)      first $ 250 million             0.18
                       next $ 250  million             0.16
                       in excess of $500 million       0.14

----------
(1)  Advisory fee rate went into effect on January 14, 2008.

Prior to January 14, 2008, GSAM was entitled to an advisory fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

                                                    CONTRACTUAL
PORTFOLIO                      ASSET LEVEL              RATE
---------              --------------------------   -----------
Money Market           up to $300 million               0.20%
                       in excess of $300 million        0.15
Ultra-Short Duration
    Government         All                              0.20
Short Duration         All                              0.20

GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2008, GSAM waived advisory fees amounting to $829,962.

B. ADMINISTRATION AGREEMENT

Callahan Credit Union Financial Services Limited Liability Limited Partnership ("CUFSLP") serves as the Portfolios' administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. ("CFS") serves as a general partner to CUFSLP, which includes 40 major credit unions that are limited partners. PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides additional administrative services pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to their respective Agreements, CUFSLP and PNC are entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio's average daily net assets:

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2008 (CONTINUED)

                         CUFSLP      PNC
PORTFOLIO                  FEE    FEE(1)(2)
---------                ------   --------
Money Market              0.10%     0.02%
Ultra-Short
   Duration Government    0.05(3)   0.02
Short Duration            0.05      0.02

----------
(1)  PNC began providing administration services effective January 14, 2008.

(2) In addition, there is an annual base fee of $10,000 for the Money Market Portfolio and $50,000 for the Ultra-Short Duration Government and Short Duration Portfolios.

(3) Prior to March 1, 2008, the CUFSLP fee for the Ultra-Short Duration Government Fund was 0.10%

CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. This voluntary limitation may be modified or eliminated by CUFSLP in the future at its discretion. For the year ended August 31, 2008, CUFSLP waived administration fees amounting to $672,574.

C. OTHER AGREEMENTS

CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses, exclusive of any custody expense reductions) (the "Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2008, no expenses were required to be reimbursed by CUFSLP under this agreement.

Prior to March 1, 2008 with respect to CUFSLP and January 14, 2008 with respect to GSAM, CUFSLP and GSAM each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses, exclusive of any custody expense reductions) of the Ultra-Short Duration Government Portfolio such that CUFSLP would reimburse expenses that exceeded 0.05% up to 0.10% of the Ultra-Short Duration Government Portfolio's average daily net assets, and GSAM would reimburse expenses that exceeded 0.10% up to 0.15% of the Ultra-Short Duration Government Portfolio's average daily net assets. In addition, the Ultra-Short Duration Government Portfolio was not obligated to reimburse CUFSLP and GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2008, CUFSLP reimbursed expenses of approximately $81,918. GSAM was not required to reimburse any expenses under this agreement for the same period.

In addition, prior to January 14, 2008, the Portfolios entered into certain expense offset arrangements with the former custodian resulting in a reduction in the Portfolios' expenses. For the year ended August 31, 2008, custody fee reductions for the Money Market, Ultra-Short Duration Government and Short Duration Portfolios amounted to approximately $728, $1,916 and $2,628, respectively.

CFS serves as exclusive distributor of units of the Portfolios. For the year ended August 31, 2008, CFS had not received any compensation for this service.

PNC serves as transfer agent of the Portfolios and receives a fee ("transfer agent fee") from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the year ended August 31, 2008 were as follows:

                                                ULTRA-SHORT
                                                  DURATION         SHORT
                                                 GOVERNMENT      DURATION
                                                  PORTFOLIO     PORTFOLIO
                                                ------------   -----------
Purchases of U.S. Government
   and agency obligations ...................   $212,928,151   $899,604,601
Purchases (excluding U.S.
   Government and agency obligations) .......    233,148,686     18,261,913
Sales or maturities of U.S.
   Government and agency obligations ........    266,650,320    818,243,144
Sales or maturities (excluding
   U.S. Government and agency obligations) ..     36,960,264     86,118,215

NOTE 5. LINE OF CREDIT FACILITY

Effective January 14, 2008, the Ultra-Short Duration Government and Short Duration Portfolios participate in a $10,000,000 committed, unsecured revolving line of credit facility with PNC Bank, National Association (the "Bank"). Under the most restrictive arrangement, the Portfolios must own securities having a market value in excess of 300% of its total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus applicable margin. This committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. Prior to January 14, 2008, the Portfolios (including the Money Market Portfolio) participated in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. For the year ended August 31, 2008, the Portfolios did not have any borrowings under either facility.

NOTE 6. OTHER MATTERS

Exemptive Order--Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

New Accounting Pronouncements--On September 15, 2006, FASB released Statement of Financial Accounting Standard No. 157 "Fair Value Measurement" ("FAS 157") which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2008 (CONTINUED)

value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Portfolios' investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the Portfolios' financial statements; however, additional disclosures will be required.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 "Disclosure about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years beginning after November 15, 2008. As of August 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting FAS 161.

NOTE 7. TAX INFORMATION

The tax character of distributions paid for the fiscal year ended August 2008 was as follows(1):

                                  ULTRA-SHORT
                                    DURATION       SHORT
                                   GOVERNMENT     DURATION
                                   PORTFOLIO     PORTFOLIO
                                  -----------   -----------
Distributions paid from:
Ordinary income ...............   $12,488,399   $16,887,583
Return of Capital .............       254,048            --
                                  -----------   -----------
Total taxable distributions ...   $12,742,447   $16,887,583
                                  ===========   ===========

The tax character of distributions paid for the fiscal year ended August 2007 was as follows(1):

                                  ULTRA-SHORT
                                    DURATION       SHORT
                                   GOVERNMENT     DURATION
                                   PORTFOLIO     PORTFOLIO
                                  -----------   -----------
Distributions paid from:
Ordinary income ...............   $16,398,805   $28,043,337
                                  -----------   -----------
Total taxable distributions ...   $16,398,805   $28,043,337
                                  ===========   ===========

----------
(1) In addition, the Money Market Portfolio had distributed substantially all of its current year income and realized gains (if any) as ordinary income for the past two years.

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

                                     ULTRA-SHORT        SHORT
                                       DURATION        DURATION
                                      GOVERNMENT      PORTFOLIO
                                     ------------   -------------
Undistributed ordinary
income--net ......................   $         --   $     238,170
                                     ------------   -------------
   Total undistributed earnings ..   $         --   $     238,170
Capital loss carryforward(1) .....    (45,115,680)    (19,268,890)
Timing differences
   (dividends payable and
   post October losses) ..........       (748,100)     (2,771,956)
Unrealized losses--net ...........       (111,919)     (4,586,264)
                                     ------------   -------------
Total accumulated losses--net ....   $(45,975,699)  $ (26,388,940)
                                     ============   =============

There were no signifcant book to tax differences for the Money Market Portfolio.

----------
(1) The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

         ULTRA-SHORT
           DURATION       SHORT
          GOVERNMENT     DURATION
        ------------   -----------
2009    $   (139,960)  $        --
2010        (371,560)           --
2011      (2,667,678)           --
2012     (17,778,765)   (4,036,493)
2013     (18,747,166)   (3,835,419)
2014      (3,307,602)   (6,143,309)
2015      (1,903,494)   (5,253,669)
2016        (199,455)           --

The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At August 31, 2008, the Portfolios' aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

                             ULTRA-SHORT       SHORT
                              DURATION       DURATION
                             GOVERNMENT     PORTFOLIO
                            ------------   ------------
Tax Cost ................   $335,700,733   $376,243,950
                            ============   ============
Gross unrealized gain ...        614,164      2,489,353
Gross unrealized loss ...       (726,083)    (7,075,617)
                            ------------   ------------
   Net unrealized gain ..   $   (111,919)  $ (4,586,264)
                            ============   ============

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts and amortization of market premiums.

TRUST FOR CREDIT UNIONS
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED AUGUST 31, 2008 (CONTINUED)

In order to present certain components of the Portfolios' capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios' accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from expiration of capital loss carryforwards and the difference in the tax treatment of paydown losses, market discounts and market premiums.

                                       ACCUMULATED
                                       UNDISTRIBUTED   ACCUMULATED
                                            NET            NET
                            PAID-IN      INVESTMENT      REALIZED
PORTFOLIO                   CAPITAL       INCOME           LOSS
---------                  ---------   -------------   -----------
Ultra-Short Duration
   Government ..........   $(689,190)   $  506,614     $   182,576
Short Duration .........         (10)    1,150,995      (1,150,985)

NOTE 8. CREDIT AND CONCENTRATION RISK

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in the interest rates.

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC") or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

NOTE 9. SUBSEQUENT EVENT (UNAUDITED)

On October 3, 2008, the Board of Trustees of the Trust approved the participation of the Trust's Money Market Portfolio (the "Portfolio") in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the United States Department of Treasury (the "Treasury"). The Portfolio's participation in the Program is not certain until its application is reviewed and accepted by the Treasury, which is expected to take up to 14 days or more.

Under the Program, the Treasury will guarantee a $1.00 unit price for any units of the Portfolio held by a unitholder as of the close of business on September 19, 2008. Any additional investments made by a unitholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Portfolio will bear the expense of participating in the Program, and therefore all unitholders will bear this expense, irrespective of the extent of their coverage.

The Program will remain in effect until December 18, 2008, unless extended by the Treasury. If the Program is extended, the Board will consider if the Portfolio should continue to participate in the Program. Participation in any extension of the Program will result in an additional expense to the Portfolio, although there can be no assurance that the Portfolio will elect to participate, or be eligible to participate, in any extension of the Program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Unitholders of
Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, collectively, the "Portfolios") as of August 31, 2008, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2007 and the financial highlights for each of the four years in the period ended August 31, 2007 were audited by other auditors whose report dated October 30, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust for Credit Unions (comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio) at August 31, 2008, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
Boston, Massachusetts
October 22, 2008

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED)

PORTFOLIO EXPENSES - SIX MONTH PERIOD ENDED AUGUST 31, 2008

As a unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 through August 31, 2008.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

                                                         ULTRA-SHORT DURATION GOVERNMENT
                         MONEY MARKET PORTFOLIO                      PORTFOLIO                 SHORT DURATION PORTFOLIO
                   ----------------------------------  ----------------------------------  ----------------------------------
                                           EXPENSES                            EXPENSES                            EXPENSES
                   BEGINNING    ENDING   PAID FOR THE  BEGINNING    ENDING   PAID FOR THE  BEGINNING   ENDING    PAID FOR THE
                    ACCOUNT    ACCOUNT     6 MONTHS     ACCOUNT    ACCOUNT     6 MONTHS     ACCOUNT    ACCOUNT     6 MONTHS
                     VALUE      VALUE        ENDED       VALUE      VALUE        ENDED       VALUE      VALUE       ENDED
                     3/1/08    8/31/08      8/31/08*     3/1/08    8/31/08      8/31/08*     3/1/08    8/31/08     8/31/08*
                   ---------  ---------  ------------  ---------  ---------  ------------  ---------  ---------  ------------
Actual             $1,000.00  $1,011.50     $1.06      $1,000.00  $1,011.20     $2.17      $1,000.00  $  992.70     $2.10
Hypothetical 5%
Return              1,000.00   1,024.08+     1.07       1,000.00   1,022.97+     2.19       1,000.00   1,023.03+     2.14

----------
* Expenses are calculated using each Portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.21%, 0.43% and 0.42% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+ Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                               NUMBER OF
                                        TERM OF                                                PORTFOLIOS
                                      OFFICE AND                                                 IN FUND       OTHER
                        POSITION(S)   LENGTH OF                                                 COMPLEX    DIRECTORSHIPS
NAME, AGE AND              HELD          TIME               PRINCIPAL OCCUPATION(S)           OVERSEEN BY     HELD BY
ADDRESS(1)              WITH TRUST     SERVED(2)              DURING PAST 5 YEARS              TRUSTEE(3)    TRUSTEE(4)
-------------          -------------  ----------  ------------------------------------------  -----------  -------------
INDEPENDENT TRUSTEES:

James C. Barr             Trustee        Since    Licensed Realtor, Commonwealth of                3           None
Age 72                                   1989     Virginia (2003-Present); Managing
                                                  Member, J.C.B. Enterprises, L.L.C. (March
                                                  1997-Present); Chief Executive Officer,
                                                  National Milk Producers Federation
                                                  (March 1985-March 1997).

Robert M. Coen            Trustee        Since    Professor Emeritus of Economics,                 3           None
Age: 69                                  1989     Northwestern University (September
                                                  2007-present); Professor of Economics,
                                                  Northwestern University (September 1975
                                                  to August 2007).

Rudolf J. Hanley       Vice Chairman     Since    President and Chief Executive Officer,           3           None
Age: 65                 and Trustee      2003     SchoolsFirst Federal Credit Union
                                                  (September 1982-Present).

Stanley Hollen            Trustee        Since    President and Chief Executive Officer, Co-       3           None
Age: 58                                December   Op Financial Services (credit union-owned
                                         2007     electronic funds transfer network and
                                                  processor) (June 2005-Present); President
                                                  and Chief Executive Officer, Liberty
                                                  Enterprises (credit union-focused check
                                                  printing, payment systems, marketing and
                                                  technology solution provider) (September
                                                  2002 to June 2005).

Gary Oakland            Chairman and     Since    President and Chief Executive Officer,           3           None
Age: 55                   Trustee        1999     Boeing Employees Credit Union (July
                                                  1986-Present).

Eugene A. O'Rourke        Trustee        Since    Director, RSM McGladrey Consultants              3           None
Age: 63                                December   (accounting and consulting to credit
                                         2007     unions) (1974-Present); Executive
                                                  Managing Director (1980-2005).

Joe Peek                  Trustee        Since    Gatton Chair in International Banking and        3           None
Age: 59                                December   Financial Economics, University of
                                         2007     Kentucky (2000-Present); Joe Peek,
                                                  Consulting (2002-Present).

Wendell A. Sebastian      Trustee        Since    President and Chief Executive Officer,           3           None
Age: 64                                  1989     GTE Federal Credit Union (January 1998-
                                                  Present).

(1) Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

(2) Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

(3) The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

TRUSTEE AND OFFICERS (UNAUDITED) (CONTINUED)

                                                     TERM OF
                                                    OFFICE AND
                                                    LENGTH OF
                                 POSITION(S) HELD     TIME
NAME, AGE AND ADDRESS               WITH TRUST       SERVED(1)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------            ----------------  -----------  --------------------------------------------------------------------
OFFICERS OF THE TRUST:

Charles W. Filson, 63                President        Since     Director and President, Callahan Financial Services, Inc. ("CFS")
1001 Connecticut Ave., N.W.                           1998      (November 2001-Present); Treasurer, CFS (October 1987-Present).
Suite 1001
Washington, D.C. 20036

Jonathan K. Jeffreys, 29          Vice President      Since     Vice President, CFS (June 2001-Present).
1001 Connecticut Ave., N.W.                           2008
Suite 1001
Washington, D.C. 20036

Jay E. Johnson, 40                   Treasurer        Since     Executive Vice President, CFS (December 2001-Present).
1001 Connecticut Ave., N.W.                           2008
Suite 1001
Washington, D.C. 20036

Mary Jo Reilly, 59                   Secretary        Since     Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).
Drinker Biddle & Reath LLP                            2008
One Logan Square,
18th & Cherry Streets
Philadelphia, PA 19103-6996

Colleen Cummings, 36                 Assistant        Since     Vice President and Senior Director, Fund Accounting and
PNC Global Investment Servicing      Treasurer        2008      Administration, PNC (January 2008-Present); Vice President and
   (U.S.) Inc. ("PNC")                                          Director, PNC (2004-2007); Manager, PNC (1998-2004).
4400 Computer Drive
Westborough, MA 01581

Peter V. Bonanno(2), 41              Assistant      Secretary,  Managing Director, Goldman Sachs (December 2006-Present); Vice
32 Old Slip                          Secretary      2006-2008;  President and Associate General Counsel, Goldman Sachs (2002-
New York, NY 10005                                  Assistant   Present); Vice President and Assistant General Counsel, Goldman
                                                    Secretary,  Sachs (1990-2002). Secretary - Goldman Sachs Mutual Fund Complex
                                                    since 2008  (registered investment companies).

David Lebisky, 36                    Assistant        Since     Vice President and Senior Director, Regulatory Administration, PNC
PNC Global Investment Servicing      Secretary        2008      (January 2007-Present); Vice President and Director, PNC
   (U.S.) Inc. ("PNC")                                          (2002-2007).
760 Moore Road
King of Prussia, PA 19406

(1) Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

(2) Mr. Bonanno holds positions as an officer with certain other investment companies of which Goldman Sachs, & Co., GSAM or an affiliate thereof is the investment adviser and/or distributor.

                         (TRUST FOR CREDIT UNIONS LOGO)

TRUSTEES

Gary Oakland, CHAIRMAN
Rudolf J. Hanley, VICE-CHAIRMAN
James C. Barr
Robert M. Coen
Stanley Hollen
Eugene A. O'Rourke
Joe Peek
Wendell A. Sebastian

OFFICERS

Charles W. Filson, PRESIDENT
Jonathan K. Jeffreys, VICE PRESIDENT
Jay E. Johnson, TREASURER
Mary Jo Reilly, SECRETARY
Salvatore Faia, JD, CPA, CHIEF COMPLIANCE OFFICER

ADMINISTRATOR

Callahan Credit Union Financial Services
   Limited Liability Limited Partnership

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P.,
   an affiliate of Goldman, Sachs & Co.

ADMINISTRATIVE & FUND ACCOUNTING AGENT/TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

DISTRIBUTOR

Callahan Financial Services, Inc.

INDEPENDENT AUDITOR

Ernst & Young LLP

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(c) During the period covered by this report, there was an amendment made to the provisions of the Code of Ethics. The Registrant amended the Code of Ethics to include duties of the Code Officer (as defined in the Code of Ethics) including the Code Officer's responsibility for administering the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Eugene A. O'Rourke is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).


ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES FOR THE TRUST FOR CREDIT UNIONS:
TABLE 1 - ITEMS 4(A) - 4(D).

                           2008              2007(1)        DESCRIPTION OF SERVICES RENDERED
                    ----------------    ----------------    --------------------------------
Audit Fees             $ 88,000.00        $   68,500.00       Financial statement audits

Audit-Related Fees(1)  $         0        $ 249,000.00O       Other attest services

Tax Fees               $ 24,000.00        $   19,000.00       Tax compliance services provided in connection
                                                              with the preparation and review of the
                                          $                   registrant's tax returns

All Other Fees         $         0        $           0
-----------------

(1) These fees include the portions allocated to the Goldman Sachs Trust and the Goldman Sachs Variable Insurance Trust.

TABLE 2 -- ITEMS 4(B), (C) & (D). NON-AUDIT SERVICES TO THE TRUST FOR CREDIT UNIONS' SERVICE AFFILIATES* THAT WERE PRE-APPROVED BY THE TRUST FOR CREDIT UNIONS' AUDIT COMMITTEE PURSUANT TO RULE 2-01(C)(7)(II) OF REGULATION S-X.

                           2008               2007         DESCRIPTION OF SERVICES RENDERED
                    -----------------   -----------------  --------------------------------
Audit-Related Fees     $         0        $    879,000        Internal control review performed in accordance
                                                              with Statement on Auditing Standards No. 70.

Tax Fees               $         0        $           0

All Other Fees         $         0        $           0
-----------------

 * These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as "service affiliates").


  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE PORTFOLIOS
         -----------------------------------------------------------------------
         OF THE TRUST FOR  CREDIT  UNIONS.  The  Audit  and  Non-Audit  Services
         --------------------------------
         Pre-Approval Policy (the "Policy") adopted by the Audit Committee of the Trust for Credit Unions ("TCU") sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission's rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

         DE MINIMIS WAIVER.  The pre-approval  requirements of the Policy may be
         -----------------
         waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit
         Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

         PRE-APPROVAL  OF  NON-AUDIT   SERVICES  PROVIDED  TO  TCU'S  INVESTMENT
         -----------------------------------------------------------------------
         ADVISER.   The  Policy   provides   that,   in  addition  to  requiring
         -------
         pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU's investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

         0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions' Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions' service affiliates listed in Table 2 were approved by the Trust for Credit Unions' Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,954,000 for the ten months ended August 31, 2008 and $268,000 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)  Not applicable.

    (b)     Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) TRUST FOR CREDIT UNIONS

By (Signature and Title)*  /S/ CHARLES W. FILSON
                         -------------------------------------------------------
                           Charles W. Filson, President
                           (principal executive officer)

Date              OCTOBER 30, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ CHARLES W. FILSON
                         -------------------------------------------------------
                           Charles W. Filson, President
                           (principal executive officer)

Date              OCTOBER 30, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ JAY JOHNSON
                         -------------------------------------------------------
                           Jay Johnson, Treasurer
                           (principal financial officer)

Date              OCTOBER 30, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.